UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-1464

Smith Barney Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Smith Barney Fund Management LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

SMITH BARNEY

FUNDS, INC.

SHORT-TERM

INVESTMENT GRADE

BOND FUND

CLASSIC SERIES   |   ANNUAL REPORT   |   DECEMBER 31, 2004

NOT FDIC INSURED  •  NOT BANK GUARANTEED  •  MAY LOSE VALUE

WHAT’S  INSIDE

LETTER FROM THE CHAIRMAN

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the presidential election, the U.S. economy continued to expand during the reporting period. Following a robust 4.5% gain in the first quarter of 2004, gross domestic product (“GDP”)i growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth rose a solid 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Given the overall strength of the economy, Federal Reserve Board (“Fed”)ii monetary policy was seen as highly accommodative and expectations were that it would start raising rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%. Regardless of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions have affected fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

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As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

February 3, 2005

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MANAGER OVERVIEW

MARK LINDBLOOM

Vice President and Investment Officer

DOMENICK M. MASOTTI

Vice President and Investment Officer

THERESA M. VERES

Vice President and Investment Officer

Performance Review

For the 12 months ended December 31, 2004, Class A shares of the Smith Barney Funds, Inc. — Short-Term Investment Grade Bond Fund, excluding sales

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(excluding sales charges) (unaudited)

	6 Months	12 Months

Class A Shares — Short-Term Investment Grade Bond Fund	1.54%	1.45%

Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index	1.90%	1.89%

Lipper Short-Term Investment Grade Funds Category Average	1.32%	1.35%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.smithbarneymutualfunds.com.

Performance figures may reflect reimbursements and/or fee waivers, without which the performance would have been lower.

Class A share returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on fund distributions. Excluding sales charges, Class B shares returned 1.03%, Class C shares returned 1.01% and Class Y shares returned 1.75% over the six months ended December 31, 2004. Excluding sales charges, Class B shares returned 0.71%, Class C shares returned 0.67% and Class Y shares returned 1.61% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 204 funds for the six-month period and among the 195 funds for the 12-month period in the fund’s Lipper category and excluding sales charges.

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charges, returned 1.45%. These shares underperformed the fund’s unmanaged benchmark, the Citigroup Treasury/Government Sponsored/Credit 1-5 Years Indexiv, which returned 1.89% for the same period. The Lipper Short-Term Investment Grade Funds Category Average1, was 1.35%.

Market Overview

As widely anticipated, the Fed raised its federal funds target rate during 2004, bringing it to 2.25%, at year end, from 1.00%, which had been its lowest level in more than 40 years. Even though the market fully expected the 25 basis pointv hike in the federal funds rate in late June and each successive meeting thereafter, the wording of the statements following the meetings still generated some anxiety. The Fed continued to reiterate throughout the year that it would increase rates “at a pace that is likely to be measured” but also added, “the Committee will respond to changes in economic prospects as needed to fulfill its obligation to maintain price stability.” The yield on the 10-year U.S. Treasury note ended the year with a small decline of 2 basis points, after reaching a low of 3.68% in March and then hitting a high of 4.87% in June. After reaching its high in June the 10-year U.S. Treasury market rallied after the Fed’s initial 25 basis point rate hike, and remained range bound for the remainder of the year. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

Investors spent much of the year dissecting language from the Fed for clues on its assessment of the U.S. economy and pace of rate hikes. The U.S. economy’s quarterly pace of growth continued to advance over the period and the economy has entered the fourth year of expansion since the 2001 recessionvi. Although a series of one-off events — surging oil prices, hurricanes, the waning effects of 2002-2003 tax cuts, etc. — undoubtedly restrained growth in 2004, the economy proved resilient enough to grow 4.0% over the past four quarters. Even the U.S. labor market, which generated lackluster results throughout most of 2003, improved over the past yearvii, but the pace of improvements was uneven from month-to-month. Given the combination of strong GDP results, comments from the Fed about a more robust economy, improvement in job growth and a pick-up in inflation, the economy has appeared to be firing on all cylinders.

Mortgage-backed securities outperformed U.S. Treasury securities of comparable durationviii during the year. Agency securities provided only modest excess returns versus U.S. Treasuries of similar duration. All Treasuries finished the year in positive territory, while longer-term U.S. Treasuries outperformed U.S. Treasury bills and notes as the Treasury curve flattened during the second half of the year.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 195 funds in the fund’s Lipper category, and excluding sales charges.

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Factors Impacting Fund Performance

During the 12 months ended December 31, 2004, we decreased our allocations to mortgage-backed securities, agencies and non-U.S. investment grade securities in favor of increased exposure to U.S. Treasuries and corporates. Throughout the period, market volatility remained low and credit fundamentals strong, which supported rich valuations and the tightest corporate spread levels since 1998. We continue to position our portfolios defensively on interest rates and remain short duration versus the benchmark index.

Thank you for your investment in the Smith Barney Funds, Inc. — Short-Term Investment Grade Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

Mark Lindbloom Vice President and Investment Officer	Domenick M. Masotti Vice President and Investment Officer	Theresa M. Veres Vice President and Investment Officer

February 3, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s top five sector holdings (as a % of net assets) as of December 31, 2004 were: Financials (28.5%); Collateralized Mortgage Obligations (19.6%); U.S. Government Agency Mortgage Pass-Throughs (9.8%); Consumer Staples (7.1%); Consumer Discretionary (6.8%). The fund’s portfolio composition is subject to change at any time.

RISKS: The fund is subject to fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate risk and credit risks. As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund’s investments may be subject to prepayment risks. The fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is the market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad measure of the performance of short-term U.S. Treasury and corporate fixed-income securities.
[v]	A basis point is one one-hundredth (1/100 or 0.01) of one percent.
vi	Source: Based upon gross domestic product data from the Bureau of Economic Analysis.
vii	Based upon data from the U.S. Department of Labor.
viii	Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.

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Fund at a Glance (unaudited)

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Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	1.54%	$1,000.00	$1,015.40	0.90%	$4.56

Class B	1.03	1,000.00	1,010.30	1.43	7.23

Class C(4)	1.01	1,000.00	1,010.10	1.47	7.43

Class Y	1.75	1,000.00	1,017.50	0.49	2.48

(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(4)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,020.61	0.90%	$4.57

Class B	5.00	1,000.00	1,017.95	1.43	7.25

Class C(3)	5.00	1,000.00	1,017.75	1.47	7.46

Class Y	5.00	1,000.00	1,022.67	0.49	2.49

(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary fee waiver) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.

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Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	1.45%	0.71%	0.67%	1.61%
Five Years Ended 12/31/04	5.04	N/A	N/A	5.49
Ten Years Ended 12/31/04	5.38	N/A	N/A	N/A
Inception* through 12/31/04	5.08	1.40	2.04	4.99

	With Sales Charges(4)
	Class A	Class B	Class C(3)	Class Y
Twelve Months Ended 12/31/04	(0.65)%	(4.22)%	0.67%	1.61%
Five Years Ended 12/31/04	4.63	N/A	N/A	5.49
Ten Years Ended 12/31/04	5.17	N/A	N/A	N/A
Inception* through 12/31/04	4.93	(0.60)	2.04	4.99

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (12/31/94 through 12/31/04)	68.86%
Class B (Inception* through 12/31/04)	2.76
Class C(3) (Inception* through 12/31/04)	4.97
Class Y (Inception* through 12/31/04)	54.26
(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable CDSC with respect to Class B shares.
(3)	On April 29, 2004, Class L shares were renamed as Class C shares.
(4)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 2.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, the CDSC declines by 1.00% per year until no CDSC is incurred. The 1.00% initial sales charge on Class C shares is no longer imposed effective February 2, 2004.
*	The inception dates for Class A, B, C and Y shares are November 11, 1991, January 13, 2003, August 5, 2002 and February 7, 1996, respectively.

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Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Short-Term Investment Grade Bond Fund vs. Citigroup

Treasury/Government Sponsored/Credit 1-5 Years Index†

December 1994 — December 2004

†	Hypothetical illustration of $10,000 invested in Class A shares on December 31, 1994, assuming deduction of the maximum 2.00% sales charge at the time of investment for Class A shares. It also assumes reinvestment of dividends and capital gains, if any, at net asset value through December 31, 2004. The Citigroup Treasury/Government Sponsored/Credit 1-5 Years Index is a broad-based index of short-term U.S. Treasury and corporate debt securities. The Index is unmanaged and is not subject to the same management and trading expenses of a mutual fund. The performance of the Fund’s other classes may be greater or less than Class A shares’ performance indicated on this chart, depending on whether greater or lesser fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

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Schedule of Investments	December 31, 2004

FACE AMOUNT		SECURITY	VALUE

U.S. GOVERNMENT OBLIGATIONS AND AGENCIES — 15.1%
U.S. Government Obligations — 4.0%
		U.S. Treasury Notes:
$4,300,000		6.125% due 8/15/07 (a)	$4,616,119
4,200,000		5.500% due 2/15/08	4,476,612
2,600,000		3.250% due 1/15/09	2,578,267
3,000,000		4.000% due 6/15/09	3,058,008

			14,729,006

U.S. Government Agency Mortgage Pass-Throughs — 9.8%
945,478		Federal Home Loan Bank Corp., 5.901% due 6/1/31 (b)	955,456
		Federal National Mortgage Association:
241,711		6.016% due 5/1/32 (b)	248,439
1,606,878		5.267% due 8/1/32 (b)	1,644,474
3,007,714		4.826% due 12/1/32 (b)	3,030,516
3,238,000		4.652% due 1/1/33 (b)	3,271,055
1,269,107		4.685% due 2/1/33 (b)	1,289,934
1,878,635		4.889% due 2/1/33 (b)	1,915,490
2,449,707		4.479% due 4/1/33 (b)	2,474,296
4,516,958		4.705% due 4/1/33 (b)	4,591,685
2,011,228		4.146% due 6/1/33 (b)	2,014,944
3,907,018		4.510% due 6/1/33 (b)	3,921,400
4,274,751		5.423% due 3/1/34 (b)	4,475,819
3,915,605		3.960% due 5/1/34 (b)	3,883,088
2,799,853		4.549% due 8/1/34 (b)	2,866,483

			36,583,079

U.S. Government Agency Bonds and Notes — 1.3%
2,100,000		Fannie Mae, 6.625% due 9/15/09	2,347,195
2,300,000		Federal Home Loan Bank Corp., Global Bonds, 5.125% due 3/6/06	2,354,687

			4,701,882

		TOTAL U.S. GOVERNMENT OBLIGATIONS AND AGENCIES (Cost — $56,322,598)	56,013,967

	RATINGS(c)
CORPORATE BONDS AND NOTES — 54.7%
CONSUMER DISCRETIONARY — 6.8%
Apparel, Accessories & Luxury Goods — 0.7%
2,550,000	A-	VF Corp., Notes, 8.100% due 10/1/05	2,638,939

Auto Parts & Equipment — 0.7%
2,650,000	A	Johnson Controls Inc., Notes, 5.000% due 11/15/06	2,721,796

See Notes to Financial Statements.

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Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

Media — 1.2%
$1,800,000	A-	CBS, Inc., Sr. Notes, 7.150% due 5/20/05	$1,827,268
2,575,000	A-	Reed Elsevier Capital Inc., Notes, 6.125% due 8/1/06	2,670,800

			4,498,068

Specialty Retail — 3.4%
2,623,000	A	Costco Wholesale Corp., Sr. Notes, 5.500% due 3/15/07	2,728,597
3,275,000	AA	The Home Depot Inc., Sr. Notes, 5.375% due 4/1/06	3,359,462
2,825,000	A+	Lowe’s Cos., Inc., Notes, 7.500% due 12/15/05	2,941,740
3,725,000	AA	Wal-Mart Stores, Inc., Notes, 3.375% due 10/1/08	3,688,033

			12,717,832

Textiles — 0.8%
2,760,000	A	Cintas Corp. No. 2, Sr. Notes, 5.125% due 6/1/07	2,868,244

		TOTAL CONSUMER DISCRETIONARY	25,444,879

CONSUMER STAPLES — 7.1%
Beverages — 1.3%
2,855,000	A	Bottling Group LLC, 2.450% due 10/16/06	2,812,569
2,225,000	A	Diageo Capital PLC, Notes, 3.500% due 11/19/07	2,219,104

			5,031,673

Food Products — 2.4%
2,400,000	A	Campbell Soup Co., Notes, 5.500% due 3/15/07	2,489,940
		McDonald’s Corp., Medium-Term Notes:
180,000	A	Series E, 5.950% due 1/15/08	190,968
1,960,000	A	Series G, 5.375% due 4/30/07	2,043,670
2,250,000	A-	Nabisco Inc., Notes, 6.375% due 2/1/05	2,254,277
2,000,000	A+	Sysco Corp., Notes, 4.750% due 7/30/05	2,020,364

			8,999,219

Household Products — 1.4%
		Kimberly-Clark Corp., Notes:
2,000,000	AA-	4.500% due 7/30/05 (d)	2,016,450
3,022,000	AA-	7.100% due 8/1/07	3,296,475

			5,312,925

Personal Products — 2.0%
3,540,000	AA-	Colgate-Palmolive Co., Notes, 5.340% due 3/27/06	3,634,079
3,600,000	AA-	The Gillette Co., Notes, 3.500% due 10/15/07	3,607,359

			7,241,438

		TOTAL CONSUMER STAPLES	26,585,255

ENERGY — 1.9%
Energy & Equipment Services — 0.7%
2,700,000	A-	Cooper Cameron Corp., Sr. Notes, 2.650% due 4/15/07	2,630,759

See Notes to Financial Statements.

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Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

Oil & Gas — 1.2%
$2,250,000	A-	Conoco Funding Co., Notes, 5.450% due 10/15/06	$2,331,212
1,830,000	A	Norsk Hydro ASA, Notes, 6.360% due 1/15/09	1,990,447

			4,321,659

		TOTAL ENERGY	6,952,418

FINANCIALS — 28.5%
Banks — 8.5%
2,000,000	A+	ABN AMRO Bank N.V., Sub. Notes, 7.125% due 6/18/07	2,165,458
3,035,000	A-	BB&T Corp., Sub. Notes, 6.375% due 6/30/05	3,088,334
3,181,815	AA-	Fifth Third Bank, Notes, 2.870% due 8/10/09	3,119,467
2,740,000	A+	FleetBoston Financial Corp., Sr. Medium-Term Notes, Series T, 4.200% due 11/30/07	2,789,594
2,092,000	A	Key Bank N.A., Notes, 5.000% due 7/17/07	2,172,172
2,750,000	A+	M & I Marshall & Ilsey Bank N.A., Certificates of Deposit, 1.568% due 3/10/05	2,747,756
2,670,000	A	NBD Bancorp, Inc., Sub. Notes, 7.125% due 5/15/07	2,881,064
3,300,000	AA-	SunTrust Banks, Inc., Sr. Notes, 2.125% due 1/30/06	3,260,971
3,325,000	AA-	U.S. Bank N.A., Notes, 2.870% due 2/1/07	3,297,861
1,325,000	A1*	Wachovia Corp., Sub. Notes, 6.400% due 4/1/08	1,437,928
2,350,000	AA-	Wells Fargo Bank N.A., Sub. Notes, 7.800% due 6/15/10 (b)	2,399,446
2,250,000	BBB	Zions Bancorp., Sr. Notes, 2.700% due 5/1/06	2,231,497

			31,591,548

Diversified Financial Services — 12.1%
3,275,000	A+	American Express Centurion, Bank Notes, Series T, 2.500% due 7/19/07 (b)	3,276,487
2,275,000	A	The Bear Stearns Co. Inc., Notes, 6.500% due 5/1/06	2,369,058
2,000,000	A	Countrywide Home Loans, Inc., Medium-Term Notes, Series K, 5.625% due 5/15/07	2,087,404
2,825,000	A+	Credit Suisse First Boston (USA) Inc., Notes, 3.875% due 1/15/09	2,811,078
2,000,000	BBB-	Ford Motor Credit Co., Notes, 7.600% due 8/1/05	2,046,962
3,250,000	AAA	General Electric Capital Corp., Global Medium-Term Notes, Series A, 3.500% due 8/15/07	3,245,430
2,775,000	A+	Goldman Sachs Group, L.P., Notes, 3.875% due 1/15/09	2,771,270
2,325,000	A	Household Finance Corp., Notes, 5.750% due 1/30/07	2,428,151
1,025,000	A-	John Deere Capital Corp., Medium-Term Notes, Series D, 2.440% due 8/24/06 (b)	1,025,616
2,300,000	A	Lehman Brothers Holdings Inc., Notes, 4.000% due 1/22/08	2,317,519
2,525,000	A+	Merrill Lynch & Co., 3.375% due 9/14/07	2,510,888
2,550,000	A+	Morgan Stanley, Notes, 5.800% due 4/1/07	2,674,751
2,700,000	A	SLM Corp., Notes, 2.330% due 1/26/09 (b)	2,703,127
2,770,000	A-	Textron Financial Corp., Notes, 2.750% due 6/1/06	2,737,657
		TIAA Global Markets:
600,000	AAA	Notes, 5.000% due 3/1/07 (d)	618,384

See Notes to Financial Statements.

13        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

Diversified Financial Services — 12.1% (continued)
$3,570,000	AAA	Sr. Notes, 3.875% due 1/22/08 (d)	$3,594,694
2,780,000	AAA	Toyota Motor Credit Corp., Medium-Term Notes, 5.650% due 1/15/07	2,900,104
2,825,000	AAA	USAA Capital Corp., Notes, 4.000% due 12/10/07 (d)	2,859,236

			44,977,816

Insurance — 7.9%
3,475,000	AAA	AIG SunAmerica Global Funding IX, Notes 5.100% due 1/17/07 (d)	3,584,761
3,500,000	AA	Allstate Financial Global Funding, Notes, 2.500% due 6/20/08 (d)	3,344,072
2,755,000	A	The Chubb Corp., Notes, 6.150% due 8/15/05	2,802,265
2,509,000	A-	The Hartford Financial Services Group Inc., Sr. Notes, 2.375% due 6/1/06	2,463,971
3,600,000	AA	Metropolitan Life Global Funding I, Notes, 2.600% due 6/19/08 (d)	3,463,243
3,000,000	AA	Monumental Global Funding II, Secured Notes, 3.450% due 11/30/07 (d)	2,992,920
3,800,000	AA-	Nationwide Life Global Fund, Notes, 2.600% due 9/28/07 (b)(d)	3,801,702
3,425,000	AA	Principal Life Global Funding, Secured Notes, 5.875% due 8/15/06 (d)	3,336,933
3,645,000	AA	Protective Life U.S. Funding Trust, Notes, 5.875% due 8/15/06 (d)	3,788,668

			29,578,535

		TOTAL FINANCIALS	106,147,899

HEALTHCARE — 4.2%
Healthcare Providers & Services — 1.5%
2,625,000	A	UnitedHealth Group Inc., Notes, 3.300% due 1/30/08	2,586,384
2,725,000	BBB+	WellPoint Health Networks, Inc., Notes, 6.375% due 6/15/06	2,838,374

			5,424,758

Pharmaceuticals — 2.7%
2,800,000	AA	Abbott Laboratories, Notes, 5.625% due 7/1/06	2,895,875
3,750,000	AA	Eli Lilly & Co., Notes, 2.410% due 8/24/07 (b)	3,751,436
3,525,000	AA-	Merck & Co., Inc., Notes, 5.250% due 7/1/06	3,614,285

			10,261,596

		TOTAL HEALTHCARE	15,686,354

INDUSTRIALS — 1.0%
Aerospace & Defense — 0.6%
2,000,000	A	United Technologies Corp., Notes, 7.000% due 9/15/06	2,108,716

Building Products — 0.4%
1,350,000	BBB	Centex Corp., 4.750% due 1/15/08	1,378,246

		TOTAL INDUSTRIALS	3,486,962

See Notes to Financial Statements.

14        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

MATERIALS — 0.1%
Paper & Forest Products — 0.1%
$ 300,000	BBB	Weyerhaeuser Co., Notes, 5.500% due 3/15/05	$301,397

TELECOMMUNICATION SERVICES — 3.0%
Telecommunication Services — 3.0%
500,000	A	AT&T Wireless Services Inc., Sr. Notes, 6.875% due 4/18/05	505,871
3,300,000	A	BellSouth Corp., 4.119% due 4/26/05 (b)(d)	3,313,613
2,000,000	A	Cingular Wireless LLC, Notes, 5.625% due 12/15/06	2,078,207
2,500,000	A	SBC Communications Inc., Notes, 5.750% due 5/2/06	2,580,977
2,575,000	A+	Verizon Global Funding Corp., Notes, 6.125% due 6/15/07	2,728,815

		TOTAL TELECOMMUNICATION SERVICES	11,207,483

UTILITIES — 2.1%
Gas Utilities — 0.7%
2,500,000	A	Keyspan Corp., 6.150% due 6/1/06	2,603,502

Water Utilities — 1.4%
2,525,000	Baa2*	Commonwealth Edison, 7.000% due 7/1/05	2,576,394
2,289,000	BBB+	United Utilities PLC, Notes, 6.450% due 4/1/08	2,458,542

			5,034,936

		TOTAL UTILITIES	7,638,438

		TOTAL CORPORATE BONDS AND NOTES (Cost — $204,283,048)	203,451,085

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.6%
3,274,283	AAA	Bank of America Mortgage Securities, Series 2004-3, Class 1A17, 4.000% due 4/25/34	3,267,848
		Countrywide Home Loans:
2,281,483	AAA	Series 2003-HYB1, Class 1A1, 3.794% due 3/25/33 (b)	2,274,715
606,575	AAA	Series 2003-HYB3, Class 6A1, 3.964% due 11/19/33 (b)	606,929
		Fannie Mae:
2,405,187	AAA	Series 2003-W6, Class 1A21, 3.279% due 10/25/42	2,402,061
3,699,132	AAA	Series 2003-W8, Class 4A, 4.125% due 11/25/42 (b)	3,779,042
4,969,407	AAA	Series 2003-W12, Class 2A3, 2.420% due 6/25/43	4,918,302
101,600	AAA	Series 2003-W14, Class 1A1, 1.950% due 9/25/43	101,510
2,000,000	AAA	Series 2003-W15, Class 2A4, 4.250% due 8/25/43	1,995,541
2,510,652	AAA	Series 2004-T2, Class 2A, 4.041% due 7/25/43 (b)	2,573,436

		Federal Home Loan Mortgage Corp. (FHLMC):
335,507	AAA	Series 2525, Class AM, 4.500% due 4/15/32	319,263
984,167	AAA	Structured Pass-Through Securities, Series T-51, Class 1A, 6.500% due 9/25/43	1,029,685
1,945,395	A	GSR Mortgage Trust, Series 2002-10, Class B2, 4.684% due 11/25/32 (b)	1,942,076

See Notes to Financial Statements.

15        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

COLLATERALIZED MORTGAGE OBLIGATIONS — 19.6% (continued)
		MASTR:
$1,257,709	AAA	Adjustable Rate Mortgages Trust, Series 2002-4, Class 3A1, 5.189%, due 11/25/32 (b)	$1,279,300
		Asset Securitization Trust:
825,921	AAA	Series 2003-4, Class 6A2, 4.375% due 5/25/33	788,162
1,771,076	AAA	Series 2004-1, Class 1A1, 5.000% due 2/25/34	1,792,667
		Merrill Lynch Mortgage Investors, Inc.:
2,984,168	AA	Series 2003-A2, Class 2M1, 5.152% due 3/25/33 (b)	2,998,371
3,919,851	AAA	Series 2003-A5, Class 2A3, 3.246% due 8/25/33 (b)	3,910,874
1,969,952	AAA	Series 2003-A6, Class 1A, 3.863% due 9/25/33 (b)	1,972,809
1,000,000	AAA	Structured Asset Investment Loan Trust, Series 2003-BC10, Class3-A5, 2.660% due 10/25/33 (b)	1,000,643
		Structured Asset Securities Corp.:
1,587,309	AA	Series 2002-11A, Class B2II, 5.719% due 6/25/32 (b)	1,600,497
1,751,035	A	Series 2002-16A, Class B2II, 6.602% due 8/25/32 (b)	1,764,333
2,906,262	AA	Series 2002-3, Class B2, 6.500% due 3/25/32	3,090,708
3,439,160	AAA	Series 2002-8A, Class 7A1, 3.319% due 5/25/32 (b)	3,474,826
1,313,679	AAA	Series 2003-36XS, Class A2, 3.420% due 11/25/33 (b)	1,312,420
2,208,986	AAA	Series 2004-2, Class 4A1, 4.260% due 3/25/34 (b)	2,185,118
1,516,621	AAA	Series 2004-4, Class 3A1, 3.640% due 4/25/34 (b)	1,485,898
1,183,537	AAA	Series 2004-5, Class 1A, 4.530% due 5/25/34 (b)	1,188,837
1,000,000	AAA	Series 2004-6XS, Class A2, 3.210% due 3/25/34 (b)	993,206
2,335,863	AAA	Series 2004-7, Class A1, 2.450% due 6/25/34 (b)	2,333,532
		Washington Mutual Mortgage Securities Corp.:
2,373,123	AAA	Series 2002-AR14, Class A1, 4.385% due 11/25/32 (b)	2,386,315
3,642,105	AAA	Series 2002-S3, Class 1B2, 6.500% due 6/25/32	3,744,804
2,127,431	AAA	Series 2003-AR5, 4.208% due 6/25/33 (b)	2,135,078
		Wells Fargo Bank:
2,888,457	Aaa*	Series 2003-4, Class A17, 4.500% due 6/25/33	2,882,382
3,589,401	A	Series 2004-I, Class B2, 3.380% due 7/25/34 (b)	3,550,607

		TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost—$73,537,028)	73,081,795

ASSET-BACKED SECURITIES — 1.7%
3,000,000	AA	Countrywide Inc., Series 2002-S3, Class M1, 4.800% due 5/25/32	3,016,906
3,000,000	AAA	Hertz Vehicle Financing LLC, Series 2004-1A, Class A2, 2.30% due 5/25/08 (d)	2,924,361
406,549	AAA	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2001-CIB2, Class A1, 5.146% due 4/15/35	408,850

		TOTAL ASSET-BACKED SECURITIES (Cost — $6,494,427)	6,350,117

See Notes to Financial Statements.

16        Smith Barney Funds, Inc.      |      2004 Annual Report

Schedule of Investments (continued)	December 31, 2004

FACE AMOUNT	RATINGS(c)	SECURITY	VALUE

SOVEREIGN/SUPRANATIONAL — 1.4%
Canada — 0.7%
$2,525,000	AA	Province of Ontario, Notes, 3.282% due 3/28/08	$2,495,165

Italy — 0.7%
2,550,000	AA-	Republic of Italy, Global Notes, 4.375% due 10/25/06	2,595,359

		TOTAL SOVEREIGN/SUPRANATIONAL (Cost — $5,128,755)	5,090,524

REPURCHASE AGREEMENT (e) — 6.0%
22,316,000		UBS Securities Inc., dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $22,320,035; (Fully collateralized by Various Government Agency Obligations, zero coupon to 8.875% due 1/18/05 to 3/11/31; Market value — $22,762,427) (Cost —$22,316,000)	22,316,000

		TOTAL INVESTMENTS — 98.5% (Cost—$368,081,856**)	366,303,488
		Other Assets in Excess of Liabilities — 1.5%	5,736,383

		TOTAL NET ASSETS — 100.0%	$372,039,871

(a)	A portion of this security is held as collateral for open futures contracts.
(b)	Variable rate security.
(c)	All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), which are rated by Moody's Investors Service.
(d)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines established by the Board of Directors.
(e)	All or a portion of this security is segregated for open futures contracts.
**	Aggregate cost for federal income tax purposes is substantially the same.

See page 18 for definitions of ratings.

See Notes to Financial Statements.

17        Smith Barney Funds, Inc.      |      2004 Annual Report

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “BBB” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	— Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	— Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A

—  Bonds rated “A” have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB

—  Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Baa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa

—  Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa

—  Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A

—  Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa

—  Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR	— Indicates that the bond is not rated by Standard & Poor’s or Moody’s.

18       Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Assets and Liabilities	December 31, 2004

ASSETS:
Investments, at value (Cost — $368,081,856)	$366,303,488
Cash	938
Interest receivable	3,222,909
Receivable for Fund shares sold	3,009,361
Principal payments receivable	113,527
Prepaid expenses	25,105

Total Assets	372,675,328

LIABILITIES:
Dividends payable	372,755
Management fee payable	139,813
Distribution plan fees payable	18,595
Transfer agency services payable	10,985
Directors' fee payable	7,066
Payable for Fund shares reacquired	6,641
Payable to broker — variation margin on open futures contracts	2,813
Accrued expenses	76,789

Total Liabilities	635,457

Total Net Assets	$372,039,871

NET ASSETS:
Par value of capital shares (Note 6)	$886,302
Capital paid in excess of par value	376,459,540
Undistributed net investment income	15,200
Accumulated net realized loss from investment transactions and futures contracts	(3,540,387)
Net unrealized depreciation of investments and futures contracts	(1,780,784)

Total Net Assets	$372,039,871

Shares Outstanding:
Class A	21,798,384

Class B	1,346,863

Class C	5,683,250

Class Y	59,801,709

Net Asset Value:
Class A (and redemption price)	$4.20

Class B *	$4.19

Class C (and redemption price)	$4.20

Class Y (and redemption price)	$4.20

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 2.00%)	$4.29

*	Redemption price is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase (See Note 2).

See Notes to Financial Statements.

19        Smith Barney Funds, Inc.      |      2004 Annual Report

Statement of Operations	For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$11,311,804

EXPENSES:
Management fee (Note 2)	1,600,141
Distribution plan fees (Notes 2 and 4)	467,341
Transfer agency services (Notes 2 and 4)	118,042
Shareholder communications (Note 4)	65,817
Custody	47,845
Registration fees	39,503
Audit and legal	35,675
Directors' fees	4,273
Other	11,179

Total Expenses	2,389,816
Less: Management fee waiver (Notes 2 and 8)	(12,074)

Net Expenses	2,377,742

Net Investment Income	8,934,062

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Realized Gain (Loss) From:
Investment transactions	(33,303)
Futures contracts	107,768

Net Realized Gain	74,465

Net Change in Unrealized Appreciation/Depreciation of Investments and Futures Contracts	(3,720,462)

Net Loss on Investments and Futures Contracts	(3,645,997)

Increase in Net Assets From Operations	$5,288,065

See Notes to Financial Statements.

20        Smith Barney Funds, Inc.      |      2004 Annual Report

Statements of Changes in Net Assets	For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$8,934,062	$7,627,361
Net realized gain	74,465	3,366,685
Net change in unrealized appreciation/depreciation	(3,720,462)	(4,154,663)

Increase in Net Assets From Operations	5,288,065	6,839,383

DIVIDENDS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(10,039,142)	(8,800,830)

Decrease in Net Assets From Dividends Shareholders	(10,039,142)	(8,800,830)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	136,796,940	195,903,028
Net asset value of shares issued for reinvestment of dividends	2,588,976	2,963,537
Cost of shares reacquired	(83,459,300)	(106,523,492)

Increase in Net Assets From Fund Share Transactions	55,926,616	92,343,073

Increase in Net Assets	51,175,539	90,381,626
NET ASSETS:
Beginning of year	320,864,332	230,482,706

End of year*	$372,039,871	$320,864,332

* Includes undistributed net investment income of:	$15,200	$11,554

See Notes to Financial Statements.

21        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class A Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 4.25		$ 4.28	$ 4.17	$ 4.06	$ 3.97

Income (Loss) From Operations:
Net investment income	0.10		0.10	0.15	0.20	0.20
Net realized and unrealized gain (loss)	(0.04)		(0.01)	0.11	0.11	0.10

Total Income From Operations	0.06		0.09	0.26	0.31	0.30

Less Dividends From:
Net investment income	(0.11)		(0.12)	(0.15)	(0.20)	(0.21)

Total Dividends	(0.11)		(0.12)	(0.15)	(0.20)	(0.21)

Net Asset Value, End of Year	$ 4.20		$ 4.25	$ 4.28	$ 4.17	$ 4.06

Total Return(2)	1.45%		2.16%	6.36%	7.76%	7.67%

Net Assets, End of Year (millions)	$91		$91	$90	$51	$44

Ratios to Average Net Assets:
Expenses	0.88	%(3)	0.87%	0.95%	0.99%	1.01%
Net investment income	2.32		2.44	3.49	4.75	5.16

Portfolio Turnover Rate	34	%(4)	56%	71%	54%	91%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class A shares would not have changed.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.

See Notes to Financial Statements.

22        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

Class B Shares(1)	2004		2003(2)
Net Asset Value, Beginning of Period	$ 4.25		$ 4.26

Income (Loss) From Operations:
Net investment income	0.08		0.07
Net realized and unrealized gain (loss)	(0.05)		0.02

Total Income From Operations	0.03		0.09

Less Dividends From:
Net investment income	(0.09)		(0.10)

Total Dividends	(0.09)		(0.10)

Net Asset Value, End of Period	$ 4.19		$ 4.25

Total Return(3)	0.71%		2.04	%‡

Net Assets, End of Period (millions)	$6		$3

Ratios to Average Net Assets:
Expenses	1.38	%(4)	1.42	%†
Net investment income	1.80		1.84	†

Portfolio Turnover Rate	34	%(5)	56%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	For the period January 13, 2003 (inception date) to December 31, 2003.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class B shares would have been 1.39%.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

23        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

Class C Shares(1)(2)	2004		2003	2002(3)
Net Asset Value, Beginning of Period	$4.26		$4.28	$4.24

Income (Loss) From Operations:
Net investment income	0.08		0.08	0.05
Net realized and unrealized gain (loss)	(0.05)		0.00 *	0.05

Total Income From Operations	0.03		0.08	0.10

Less Dividends From:
Net investment income	(0.09)		(0.10)	(0.06)

Total Dividends	(0.09)		(0.10)	(0.06)

Net Asset Value, End of Period	$4.20		$4.26	$4.28

Total Return(4)	0.67%		1.88%	2.34	%‡

Net Assets, End of Period (millions)	$24		$26	$10

Ratios to Average Net Assets:
Expenses	1.41	%(5)	1.39%	1.32	%†
Net investment income	1.77		1.85	2.81	†

Portfolio Turnover Rate	34	%(6)	56%	71%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)	For the period August 5, 2002 (inception date) to December 31, 2002.
(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(5)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class C shares would not have changed.
(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.
*	Amount represents less than $0.01 per share.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

24        Smith Barney Funds, Inc.      |      2004 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended December 31:

Class Y Shares(1)	2004		2003	2002	2001	2000
Net Asset Value, Beginning of Year	$ 4.26		$ 4.28	$ 4.17	$ 4.06	$ 3.97

Income (Loss) From Operations:
Net investment income	0.11		0.12	0.17	0.22	0.23
Net realized and unrealized gain (loss)	(0.04)		(0.00)*	0.11	0.11	0.08

Total Income From Operations	0.07		0.12	0.28	0.33	0.31

Less Dividends From:
Net investment income	(0.13)		(0.14)	(0.17)	(0.22)	(0.22)

Total Dividends	(0.13)		(0.14)	(0.17)	(0.22)	(0.22)

Net Asset Value, End of Year	$ 4.20		$ 4.26	$ 4.28	$4.17	$4.06

Total Return(2)	1.61%		2.78%	6.81%	8.25%	8.18%

Net Assets, End of Year (millions)	$251		$201	$130	$73	$53

Ratios to Average Net Assets:
Expenses	0.49	%(3)	0.50%	0.52%	0.53%	0.54%
Net investment income	2.69		2.79	3.93	5.17	5.65

Portfolio Turnover Rate	34	%(4)	56%	71%	54%	91%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	The investment manager voluntarily waived a portion of its management fee for the year ended December 31, 2004. If such fees were not voluntarily waived, the actual expense ratio for Class Y shares would not have changed.
(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included the portfolio turnover rate would have been 51% for the year ended December 31, 2004.
*	Amount represents less than $0.01 per share.

See Notes to Financial Statements.

25        Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Short-Term Investment Grade Bond Fund (“Fund”), a separate diversified investment fund of the Smith Barney Funds, Inc. (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuations. Fixed income obligations are valued at the mean of bid and asked prices based on market quotations for those securities or if no quotations are available, then based on market quotations for securities of similar type, yield and maturity. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

26       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

(c) Futures Contracts. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(d) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security. Dollar roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the similar securities.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association (“GNMA”) transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated

27       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method.

(g) Dividends and Distributions to Shareholders. Dividends from net investment income for the Fund are declared daily and paid on a monthly basis. Distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(h) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required.

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $1,105,230 has been reclassified between accumulated net realized loss from investment transactions and undistributed net investment income due to book losses from mortgage-backed securities treated as capital losses for tax purposes. Additionally, $3,496 has been reclassified between paid-in capital and undistributed net investment income due to differences in the book/tax treatment of various items. These reclassifications have no effect on net assets or net asset values per share.

28       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

2.	Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager of the Fund. As compensation for its services, the Fund pays SBFM a management fee calculated at an annual rate of 0.45% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

During the year ended December 31, 2004, SBFM voluntarily waived a portion of its management fee in the amount of $12,074.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”) acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder recordkeeping and financial processing for all shareholder accounts and is paid by CTB. For the year ended December 31, 2004, the Fund paid transfer agent fees of $37,029 to CTB.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

On February 2, 2004, sales charges on Class L shares were eliminated. Effective April 29, 2004, the Fund’s Class L shares were renamed as Class C shares.

There is a maximum sales charge of 2.00% for Class A shares. There is also a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an sales charge. In addition, Class B shares are subject to a 5.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year after purchase payment until no CDSC is incurred.

29       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

For the year ended December 31, 2004, CGM received sales charges of approximately $132,000 on sales of the Fund’s Class A shares. In addition, for the year ended December 31, 2004, CDSCs paid to CGM were approximately:

	Class A	Class B
CDSCs	$7,000	$14,000

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments, principal payments and mortgage dollar rolls) were as follows:

Purchases	$280,352,595

Sales	176,242,604

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$713,211
Gross unrealized depreciation	(2,491,579)

Net unrealized depreciation	$(1,778,368)

At December 31, 2004, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
5-Year U.S. Treasury Notes	20	3/05	$2,188,209	$2,190,625	$(2,416)

During the year ended December 31, 2004, the Fund entered into mortgage dollar roll transactions in the aggregate amount of $58,975,000. For the year ended December 31, 2004, the Fund recorded interest income of $164,453 related to such transactions.

30       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

4.	Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a service fee with respect to its Class A, B and C shares calculated at an annual rate of 0.25% of the average daily net assets for each respective class. In addition, the Fund pays a distribution fee with respect to its Class B and C shares calculated at an annual rate of 0.50% of the average daily net assets of each class, respectively. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Rule 12b-1 Distribution Plan Fees	$231,812	$39,913	$195,616

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class A	Class B	Class C	Class Y
Transfer Agency Service Expenses	$88,104	$3,648	$26,030	$260

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class A	Class B	Class C	Class Y
Shareholder Communication Expenses	$41,707	$4,190	$19,424	$496

5.	Dividends Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003*
Net Investment Income
Class A	$2,431,799	$2,769,397
Class B	112,553	37,277
Class C**	542,516	450,813
Class Y	6,952,274	5,543,343

Total	$10,039,142	$8,800,830

*	For Class B shares, amount is for the period January 13, 2003 (inception date) to December 31, 2003.
**	As of April 29, 2004, Class L shares were renamed as Class C shares.

31       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

6.	Capital Shares

At December 31, 2004, the Company had two billion shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares. Effective April 29, 2004, the Fund renamed Class L shares as Class C shares.

Transactions in shares of each class were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003*
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,306,814	$35,115,456	15,326,298	$65,536,917
Shares issued on reinvestment	498,103	2,103,327	538,511	2,302,630
Shares reacquired	(8,384,570)	(35,438,712)	(15,605,293)	(66,719,517)

Net Increase	420,347	$1,780,071	259,516	$1,120,030

Class B
Shares sold	1,248,115	$5,291,043	868,378	$3,706,789
Shares issued on reinvestment	16,875	71,166	6,852	29,260
Shares reacquired	(637,363)	(2,689,696)	(155,994)	(663,791)

Net Increase	627,627	$2,672,513	719,236	$3,072,258

Class C†
Shares sold	3,007,479	$12,761,044	7,132,681	$30,523,879
Shares issued on reinvestment	97,136	410,839	81,339	348,010
Shares reacquired	(3,434,837)	(14,525,901)	(3,460,365)	(14,798,986)

Net Increase (Decrease)	(330,222)	$(1,354,018)	3,753,655	$16,072,903

Class Y
Shares sold	19,790,165	$83,629,397	22,491,714	$96,135,443
Shares issued on reinvestment	863	3,644	66,107	283,637
Shares reacquired	(7,286,906)	(30,804,991)	(5,741,150)	(24,341,198)

Net Increase	12,504,122	$52,828,050	16,816,671	$72,077,882

*	For Class B shares, transactions are for the period January 13, 2003 (inception date) to December 31, 2003.
†	On April 29, 2004, Class L shares were renamed as Class C shares.

32       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

7.	Income Tax Information & Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2004	2003
Ordinary income	$10,039,142	$8,800,830

As of December 31, 2004, the components of accumulated loss on a tax basis were as follows:

Undistributed ordinary income	$16,510

Total undistributed earnings	16,510
Capital loss carryforward	(3,513,366	)*
Other book/tax temporary differences	(28,331	)**
Unrealized depreciation	(1,780,784)

Total accumulated loss	$(5,305,971)

*	On December 31, 2004, the Fund had a net capital loss carryforward of $3,513,366, of which $1,708,699 expires in 2007, $800,922 expires in 2008 and $1,003,745 expires in 2012. This amount will be available to offset any future taxable gains.
**	Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and differences in the book/tax treatment of various items.

8.	Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue

33       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds.

9.	Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund

34       Smith Barney Funds, Inc.      |      2004 Annual Report

Notes to Financial Statements (continued)

Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

35       Smith Barney Funds, Inc.      |      2004 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors of

Smith Barney Funds, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Short-Term Investment Grade Bond Fund (“Fund”) of Smith Barney Funds, Inc. as of December 31, 2004, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Short-Term Investment Grade Bond Fund of Smith Barney Funds, Inc. as of December 31, 2004, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 18, 2005

36       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Short-Term Investment Grade Bond Fund (“Fund”) are managed under the direction of the Smith Barney Funds, Inc.’s (“Company”) Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Company directors and is available, without charge, upon request by calling Citicorp Trust Bank, fsb. at 1-800-451-2010 or (PFPC at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Director	Since 1999	Retired; Former Director of Signet Group, PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Director	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Donald R. Foley 3668 Freshwater Drive Jupiter, FL 33477 Birth Year: 1922	Director	Since 1993	Retired	27	None

Richard E. Hanson Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Director	Since 1999	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Director	Since 1996	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Director	Since 1993	Investment Counselor	27	None

37       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Non-Interested Directors:

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Director	Since 1993	Retired	27	John Hancock Funds

Interested Director:

R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc. (“TIA”) and Citi Fund Management, Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

38       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002-2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President, of Mutual Fund Administration at Investors Capital Services (from 1999-2000)	N/A	N/A

Mark Lindbloom SBAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1956	Vice President and Investment Officer	Since 2002	Portfolio Manager, Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

39       Smith Barney Funds, Inc.      |      2004 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director

Domenick M. Masotti SBAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2002	Portfolio Manager; Managing Director of SBAM	N/A	N/A

Theresa M. Veres SBAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2002	Portfolio Manager; Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1999 to 2000); Chief Compliance Officer: SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management, Inc.	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Each Director and officer serves until his or her respective successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

40       Smith Barney Funds, Inc.      |      2004 Annual Report

Important Tax Information (unaudited)

The following information is provided with respect to the ordinary income distributions paid by Smith Barney Funds, Inc. — Short-Term Investment Grade Bond Fund during the taxable year ended December 31, 2004:

Record Date:	Daily
Payable Date:	Monthly
Interest from Federal Obligations	4.22%

The law varies in each State as to whether and what percentage of dividend income attributable to Federal obligations is exempt from State income tax. We recommend that you consult with your Tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

41       Smith Barney Funds, Inc.      |      2004 Annual Report

SMITH BARNEY FUNDS, INC.

DIRECTORS

Lee Abraham

Jane F. Dasher

Donald R. Foley

R. Jay Gerken, CFA Chairman

Richard E. Hanson, Jr.

Paul Hardin

Roderick C. Rasmussen

John P. Toolan

OFFICERS

R. Jay Gerken, CFA

President and Chief

Executive Officer

Andrew B. Shoup

Senior Vice President
and Chief Administrative Officer

Robert J. Brault

Chief Financial Officer

and Treasurer

Mark Lindbloom

Vice President and

Investment Officer

Domenick M. Masotti

Vice President and

Investment Officer

Theresa M. Veres

Vice President and

Investment Officer

OFFICERS (continued)

Andrew Beagley

Chief Anti-Money

Laundering Compliance

Officer and Chief Compliance

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTOR

Citigroup Global Markets Inc.

CUSTODIAN

State Street Bank and
Trust Company

TRANSFER AGENT

Citicorp Trust Bank, fsb.

125 Broad Street, 11th Floor

New York, New York 10004

SUB-TRANSFER AGENT

PFPC Inc.

P.O. Box 9699

Providence, Rhode Island

02940-9699

Smith Barney Funds, Inc.

Short-Term Investment

Grade Bond Fund

The Fund is a separate investment fund of the Smith Barney Funds, Inc., a Maryland corporation.

The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Funds, Inc. —  Short-Term Investment Grade Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

SMITH BARNEY FUNDS, INC.

Smith Barney Mutual Funds

125 Broad Street

10th Floor, MF-2 New York, New York 10004

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest or send money.

www.smithbarneymutualfunds.com

©2005 Citigroup Global Markets Inc.

Member NASD, SIPC

FD0632 2/0505-7900

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jane Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a)	Audit Fees for the Smith Barney Funds, Inc. were $52,500 and $52,500 for the years ended 12/31/04 and 12/31/03.

(b)	Audit-Related Fees for the Smith Barney Funds, Inc. were $0 and $0 for the years ended 12/31/04 and 12/31/03.

(c)	Tax Fees for Smith Barney Funds, Inc. of $6,700 and $6,700 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance, tax advice and tax planning services, which include (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Smith Barney Funds, Inc.

(d)	All Other Fees for Smith Barney Funds, Inc. of $0 and $0 for the years ended 12/31/04 and 12/31/03.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; and Other Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Smith Barney Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Funds, Inc. Fees billed to and paid by Citigroup Global Markets, Inc. related to the transfer agent matter as fully described in the notes to the financial statements titled “additional information” were $75,000 and $0 for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Smith Barney Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Accountant to the Smith Barney Funds, Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-

3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Smith Barney Funds, Inc.

Date:	March 9, 2005